                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   FORM 8-K




                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)                July 31, 1997

                       OMEGA HEALTHCARE INVESTORS, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


MARYLAND                        1-11316                         NO. 38-3041398
--------------------------------------------------------------------------------
(State or other             (Commission                           (IRS Employer
  jurisdiction of            File No.)                          Identification
  incorporation)                                                No.)

905 WEST EISENHOWER CIRCLE, SUITE 110, ANN ARBOR, MI                    48103
--------------------------------------------------------------------------------
(Address of principal executive officers)                           (Zip Code)



Registrant's telephone number, including area code (313) 747-9790

                                NOT APPLICABLE
--------------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)

Item 7.         Financial Statements and Exhibits

                (c)     Exhibits

                1       Underwriting Agreement dated July 31, 1997 relating
                          to the 6.95% Notes due 2007

                4       Form of Supplemental Indenture No. 1 dated as of
                          August 5, 1997 relating to the 6.95% Notes due 2007


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        OMEGA HEALTHCARE INVESTORS, INC.
                                        --------------------------------
                                        (Registrant)



Date:  August 5, 1997                   By:    /s/ David A. Stover
                                               -------------------------
                                               David A. Stover
                                               Chief Financial Officer

                                EXHIBIT INDEX




1       Underwriting Agreement dated July 31, 1997 relating to the 6.95%
          Notes due 2007

4       Form of Supplemental Indenture No. 1 dated as of August 5, 1997 relating to the 6.95% Notes due 2007